UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2006

Industrial Enterprises of America, Inc.
(formerly known as Advanced Bio/Chem, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	000-30646	13-3963499
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

711 Third Avenue, Suite 1505, New York, New York	10017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(212) 490-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 1 - Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 of this report is incorporated herein by reference.

Section 2 - Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 12, 2006, Industrial Enterprises of America, Inc. (the “Company”), pursuant to an Asset Purchase Agreement (the "Agreement") with Fortco Pittsburgh, LLC (the "Buyer"), sold Springdale Specialty Plastics Inc. ("Springdale"), (originally acquired by the Company pursuant to the Pitt Penn Group acquisition described in the Current Report on Form 8-K filed on February 9, 2006) a company involved in the production and assembly of plastic containers used for storing automobile fluids to the Buyer. The Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Pursuant to the Agreement, the Company has sold all of the right, title and interest in and to the property and assets, real, personal or mixed, of every kind and description which relate solely to the business of Springdale to Buyer for consideration consisting of an aggregate amount of two million five hundred thousand dollars ($2,500,000.00) subject to adjustment as provided in the Agreement. The terms of the Agreement were determined by arms' length negotiations between the parties.

Prior to the execution of the Agreement, there were no material relationships between (i) the Company or any of its affiliates, any officer or director of the Company or any associate of any such director or officer, and (ii) Buyer or any of its affiliates, any officer or director of Buyer, or any associate of any such director or officer.

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure

On May 12, 2006, the Company issued a press release announcing the execution of the Agreement, as disclosed above in Item 2.01 and announcing that the Company has raised its earnings guidance to ten million dollars ($10,000,000.00) for the fiscal year ending June 30, 2007. The press release furnished with this Current Report on Form 8-K provides details not included in previously issued reports of the Company and is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such writing. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement
99.1	Press Release of Industrial Enterprises of America Inc. dated May 12, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Enterprises of America, Inc.

May 16, 2006
By:     /s/ James W. Margulies
Name:  James W. Margulies
Title:  Chief Financial Officer